Significant Accounting Policies	12 Months Ended
Dec. 31, 2014
Summary of Significant Accounting Policies [Abstract]
Significant Accounting Policies [Text Block]
Summary of Significant Accounting Policies
Change in Accounting Policy—The Company has elected to change its accounting policies related to the recognition of gains and losses for pension and other non-pension postretirement benefit (“OPEB”) plans to a more preferable policy under U.S. GAAP. Specifically, such gains and losses historically recognized as a component of “Other comprehensive income (loss)”, and amortized into net income (loss) in future periods, will be recognized in earnings in the period in which they occur. In addition, the Company has changed its policy for recognizing expected returns on plan assets from a market-related value method (based on a five-year smoothing of asset returns), to a fair value method.
Under the new policies, upon the Company’s annual remeasurement of its pension and OPEB plans in the fourth quarter, or on an interim basis as triggering events warrant remeasurement, the Company will immediately recognize gains and losses as a mark-to-market (“MTM”) gain or loss through earnings. As such, under the new policies, the Company’s net periodic pension and OPEB expense recognized on a quarterly basis will consist of i) service cost, interest cost, expected return on plan assets, amortization of prior service cost/credits and ii) MTM adjustments recognized annually in the fourth quarter upon remeasurement of pension and OPEB liabilities or when triggering events warrant remeasurement. The Company believes that these changes are preferable as they provide greater transparency of the Company’s economic obligations in accounting results and better alignment with fair value accounting principles by recognizing the effects of economic and interest rate changes on pension and OPEB assets and liabilities in the year in which the gains and losses are incurred.
The impact of these pension and OPEB accounting policy changes was applied through retrospective application of the new policies to all periods presented. Accordingly, all relevant information as of December 31, 2014 and 2013, and for the three years ended December 31, 2014, 2013 and 2012, have been adjusted to reflect the application of the changes. As of January 1, 2012, the cumulative effect of these changes was a $117 increase to “Accumulated deficit” and a $117 increase to “Accumulated other comprehensive income” in the Consolidated Balance Sheets. The effects of the aforementioned accounting policy changes to the Consolidated Financial Statements are as follows:

	As Previously Reported	Effect of Accounting Change	As Adjusted
Consolidated Balance Sheet as of December 31, 2014:
Finished and in-process goods	$288	$2	$290
Accumulated other comprehensive (loss) income	(159)	232	73
Accumulated deficit	(2,423)	(229)	(2,652)
Noncontrolling interest	(1)	(1)	(2)
Consolidated Statement of Operations for the year ended December 31, 2014:
Cost of sales	$4,534	$42	$4,576
Selling, general and administrative expense	361	38	399
Income tax expense	26	(4)	22
Net loss	(148)	(76)	(224)
Net loss attributable to noncontrolling interest	—	1	1
Consolidated Statement of Cash Flows for the year ended December 31, 2014:
Net loss	$(148)	$(76)	$(224)
Deferred tax benefit	(2)	(4)	(6)
Unrealized losses from pension and OPEB plan liabilities	—	102	102
Changes in inventories	(63)	(4)	(67)
Net changes in other liabilities, current and long-term	19	(18)	1
Consolidated Statement of Comprehensive Loss for the year ended December 31, 2014:
Net loss	$(148)	$(76)	$(224)
(Loss) gain recognized from pension and postretirement benefits	(77)	81	4
Comprehensive loss	(286)	5	(281)
Comprehensive loss attributable to noncontrolling interest	—	1	1

	As Previously Reported	Effect of Accounting Change	As Adjusted
Consolidated Balance Sheet as of December 31, 2013:
Finished and in-process goods	$257	$(2)	$255
Accumulated other comprehensive (loss) income	(21)	151	130
Accumulated deficit	(2,275)	(154)	(2,429)
Consolidated Statement of Operations for the year ended December 31, 2013:
Cost of sales	$4,316	$(34)	$4,282
Selling, general and administrative expense	362	(58)	304
Income tax expense	349	30	379
Net loss	(634)	62	(572)
Consolidated Statement of Cash Flows for the year ended December 31, 2013:
Net loss	$(634)	$62	$(572)
Deferred tax expense	322	30	352
Unrealized gains from pension and OPEB plan liabilities	—	(68)	(68)
Changes in inventories	9	7	16
Net changes in other liabilities, current and long-term	77	(31)	46
Consolidated Statement of Comprehensive Loss for the year ended December 31, 2013:
Net loss	$(634)	$62	$(572)
Gain recognized from pension and postretirement benefits	68	(68)	—
Comprehensive loss	(578)	(6)	(584)

	As Previously Reported	Effect of Accounting Change	As Adjusted
Consolidated Statement of Operations for the year ended December 31, 2012:
Cost of sales	$4,160	$72	$4,232
Selling, general and administrative expense	322	54	376
Income tax benefit	(384)	(26)	(410)
Net income	346	(100)	246
Net loss attributable to noncontrolling interest	—	1	1
Consolidated Statement of Cash Flows for the year ended December 31, 2012:
Net income	$346	$(100)	$246
Deferred tax benefit	(394)	(26)	(420)
Unrealized losses from pension and OPEB plan liabilities	—	134	134
Changes in inventories	(10)	(4)	(14)
Net changes in other liabilities, current and long-term	(89)	(4)	(93)
Consolidated Statement of Comprehensive Loss for the year ended December 31, 2012:
Net income	$346	$(100)	$246
Loss recognized from pension and postretirement benefits	(108)	103	(5)
Comprehensive income	251	3	254

In addition, the effect of these accounting changes increased Segment EBITDA by $12, $24 and $9 for the years ended December 31, 2014, 2013 and 2012, respectively. For additional discussion and a reconciliation of Segment EBITDA to Net income (loss), see Note 16.

Principles of Consolidation—The Consolidated Financial Statements include the accounts of the Company, its majority-owned subsidiaries in which minority shareholders hold no substantive participating rights, and variable interest entities in which the Company is the primary beneficiary. Intercompany accounts and transactions are eliminated in consolidation. The Company’s share of the net earnings of 20% to 50% owned companies, for which it has the ability to exercise significance influence over operating and financial policies (but not control), are included in “Earnings from unconsolidated entities, net of taxes” in the Consolidated Statements of Operations. Investments in the other companies are carried at cost.
The Company has recorded a noncontrolling interest for the equity interests in consolidated subsidiaries that are not 100% owned.
The Company’s unconsolidated investments accounted for under the equity method of accounting include the following:

•	50% ownership interest in HA International, Inc., (“HAI”) a joint venture that manufactures foundry resins in the United States;

•	49.99% interest in Hexion UV Coatings (Shanghai) Co., Ltd, a joint venture that manufactures UV-curable coatings and adhesives in China;

•	50% ownership interest in Hexion Shchekinoazot B.V. a joint venture that manufactures forest products resins in Russia;

•	49% ownership interest in Sanwei Hexion Chemicals Company Limited, a joint venture that manufactures versatic acid derivatives in China;

•	50% ownership interest in Momentive Union Specialty Chemicals Ltd, a joint venture that manufactures phenolic specialty resins in China;

•	50% ownership interest in Hexion Australia Pty Ltd, a joint venture which provides urea formaldehyde resins and other products to industrial customers in western Australia; and

•	50% ownership interest in MicroBlend Columbia, SAS, a joint venture that distributes custom point-of-sale paint mixing systems and paint bases to consumer retail stores in Latin America.
Foreign Currency Translations and Transactions—Assets and liabilities of foreign affiliates are translated at the exchange rates in effect at the balance sheet date. Income, expenses and cash flows are translated at average exchange rates during the year. The Company recognized transaction losses of $33, $2 and $1 for the years ended December 31, 2014, 2013 and 2012, respectively, which are included as a component of “Net (loss) income.” In addition, gains or losses related to the Company’s intercompany loans payable and receivable denominated in a foreign currency other than the subsidiary’s functional currency that are deemed to be permanently invested are remeasured to cumulative translation and recorded in “Accumulated other comprehensive loss” in the Consolidated Balance Sheets. The effect of translation is included in “Accumulated other comprehensive loss.”
Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and also the disclosure of contingent assets and liabilities at the date of the financial statements. In addition, it requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. The most significant estimates that are included in the financial statements are environmental remediation liabilities, legal liabilities, deferred tax assets and liabilities and related valuation allowances, income tax accruals, pension and postretirement assets and liabilities, valuation allowances for accounts receivable and inventories, general insurance liabilities, asset impairments and fair values of assets acquired and liabilities assumed in business acquisitions. Actual results could differ from these estimates.
 Cash and Cash Equivalents—The Company considers all highly liquid investments that are purchased with an original maturity of three months or less to be cash equivalents. At December 31, 2014 and 2013, the Company had interest-bearing time deposits and other cash equivalent investments of $46 and $29, respectively. These amounts are included in the Consolidated Balance Sheets as a component of “Cash and cash equivalents.”
Investments—Investments with original maturities greater than 90 days but less than one year are included in the Consolidated Balance Sheets as “Short-term investments.” At both December 31, 2014 and 2013, the Company had Brazilian real denominated U.S. dollar index investments of $7. These investments, which are classified as held-to-maturity securities, are recorded at cost, which approximates fair value.
Allowance for Doubtful Accounts—The allowance for doubtful accounts is estimated using factors such as customer credit ratings and past collection history. Receivables are charged against the allowance for doubtful accounts when it is probable that the receivable will not be collected.
Inventories—Inventories are stated at lower of cost or market using the first-in, first-out method. Costs include direct material, direct labor and applicable manufacturing overheads, which are based on normal production capacity. Abnormal manufacturing costs are recognized as period costs and fixed manufacturing overheads are allocated based on normal production capacity. An allowance is provided for excess and obsolete inventories based on management’s review of inventories on-hand compared to estimated future usage and sales. Inventories in the Consolidated Balance Sheets are presented net of an allowance for excess and obsolete inventory of $8 at both December 31, 2014 and 2013.
Deferred Expenses—Deferred debt financing costs are included in “Other long-term assets” in the Consolidated Balance Sheets and are amortized over the life of the related debt or credit facility using the effective interest method. Upon extinguishment of any debt, the related debt issuance costs are written off. At December 31, 2014 and 2013, the Company’s unamortized deferred financing costs were $66 and $78, respectively.
Property and Equipment—Land, buildings and machinery and equipment are stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful lives of properties (the average estimated useful lives for buildings and machinery and equipment are 20 years and 15 years, respectively). Assets under capital leases are amortized over the lesser of their useful life or the lease term. Major renewals and betterments are capitalized. Maintenance, repairs, minor renewals and turnarounds (periodic maintenance and repairs to major units of manufacturing facilities) are expensed as incurred. When property and equipment is retired or disposed of, the asset and related depreciation are removed from the accounts and any gain or loss is reflected in operating income. The Company capitalizes interest costs that are incurred during the construction of property and equipment. Depreciation expense was $130, $135 and $140 for the years ended December 31, 2014, 2013 and 2012, respectively. Additionally, for the year ended December 31, 2014, approximately $7 of capital expenditures was included in “Accounts payable” in the Consolidated Statements of Cash Flows as a non-cash investing activity.
Capitalized Software—The Company capitalizes certain costs, such as software coding, installation and testing, that are incurred to purchase or create and implement computer software for internal use. Amortization is recorded on the straight-line basis over the estimated useful lives, which range from 1 to 5 years.
Goodwill and Intangibles—The excess of purchase price over net tangible and identifiable intangible assets of businesses acquired is carried as “Goodwill” in the Consolidated Balance Sheets. Separately identifiable intangible assets that are used in the operations of the business (e.g., patents and technology, tradenames, customer lists and contracts) are recorded at cost (fair value at the time of acquisition) and reported as “Other intangible assets, net” in the Consolidated Balance Sheets. Costs to renew or extend the term of identifiable intangible assets are expensed as incurred. The Company does not amortize goodwill. Intangible assets with determinable lives are amortized on a straight-line basis over the shorter of the legal or useful life of the assets, which range from 1 to 30 years (see Note 5).
Impairment—The Company reviews property and equipment and all amortizable intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of these assets may not be recoverable. Recoverability is based on estimated undiscounted cash flows or other relevant observable measures. The Company tests goodwill for impairment annually, or when events or changes in circumstances indicate impairment may exist, by comparing the estimated fair value of each reporting unit to its carrying value to determine if there is an indication that a potential impairment may exist.
Long-Lived and Amortizable Intangible Assets
During the years ended December 31, 2014, 2013 and 2012, the Company recorded long-lived asset impairments of $5, $124 and $23, respectively, which are included in “Asset impairments” in the Consolidated Statements of Operations (see Note 6).
Goodwill
The Company performs an annual assessment of qualitative factors to determine whether the existence of any events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than the carrying amount of the reporting unit’s net assets. If, after assessing all events and circumstances, the Company determines it is more likely than not that the fair value of a reporting unit is less than the carrying amount of the reporting unit’s net assets, the Company uses a probability weighted market and income approach to estimate the fair value of the reporting unit. The Company’s market approach is a comparable analysis technique commonly used in the investment banking and private equity industries based on the EBITDA (earnings before interest, income taxes, depreciation and amortization) multiple technique. Under this technique, estimated fair value is the result of a market-based EBITDA multiple that is applied to an appropriate historical EBITDA amount, adjusted for the additional fair value that would be assigned by a market participant obtaining control over the reporting unit. The Company’s income approach is a discounted cash flow model. When the carrying amount of the reporting unit’s goodwill is greater than the estimated fair value of the reporting unit’s goodwill, an impairment loss is recognized for the difference.
As of October 1, 2014, the estimated fair value of each of the Company’s reporting units was deemed to be substantially in excess of the carrying amount of assets (including goodwill) and liabilities assigned to each reporting unit.
In the fourth quarter of 2013, the Company significantly lowered its forecast of estimated earnings and cash flows for its epoxy reporting unit from those previously projected. This was due to sustained overcapacity in the epoxy resins market throughout 2013 and increased competition from Asian imports, both of which resulted in a significant decrease in earnings and cash flows in the epoxy reporting unit in the fourth quarter of 2013, as well as continued expected overcapacity in the epoxy resins market in 2014. As a result of these facts and circumstances, and in conjunction with the Company’s annual goodwill impairment test performed in the fourth quarter of 2013, the Company recognized a goodwill impairment charge of $57 in the epoxy reporting unit within the Company’s Epoxy, Phenolic and Coating Resins segment. This impairment charge is included in “Asset impairments” in the Consolidated Statements of Operations. The fair value of the epoxy reporting unit was determined based on an income approach, consisting of a discounted cash flow model which includes projections of revenues, operating expenses, working capital investment and capital spending over a multi-year period. A weighted average cost of capital was used as a discount rate and applied to these estimated cash flows to arrive at an estimated fair value of the reporting unit (see Notes 5 and 6).
As of October 1, 2013, the estimated fair value of each of the Company’s remaining reporting units was deemed to be substantially in excess of the carrying amount of assets (including goodwill) and liabilities assigned to each reporting unit.
General Insurance—The Company is generally insured for losses and liabilities for workers’ compensation, physical damage to property, business interruption and comprehensive general, product and vehicle liability under high-deductible insurance policies. The Company records losses when they are probable and reasonably estimable and amortizes insurance premiums over the life of the respective insurance policies.
Legal Claims and Costs—The Company accrues for legal claims and costs in the period in which a claim is made or an event becomes known, if the amounts are probable and reasonably estimable. Each claim is assigned a range of potential liability and the most likely amount is accrued. If there is no amount in the range of potential liability that is most likely, the low end of the range is accrued. The amount accrued includes all costs associated with the claim, including settlements, assessments, judgments and fines. Legal fees are expensed as incurred (see Note 9).
Environmental Matters—Accruals for environmental matters are recorded when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated. Environmental accruals are reviewed on a quarterly basis and as events and developments warrant (see Note 9).
Asset Retirement Obligations—Asset retirement obligations are initially recorded at their estimated net present values in the period in which the obligation occurs, with a corresponding increase to the related long-lived asset. Over time, the liability is accreted to its settlement value and the capitalized cost is depreciated over the useful life of the related asset. When the liability is settled, a gain or loss is recognized for any difference between the settlement amount and the liability that was recorded.
Revenue Recognition—Revenue for product sales, net of estimated allowances and returns, is recognized as risk and title to the product transfer to the customer, which either occurs at the time shipment is made or upon delivery. In situations where product is delivered by pipeline, risk and title transfers when the product moves across an agreed-upon transfer point, which is typically the customers’ property line. Product sales delivered by pipeline are measured based on daily flow meter readings. The Company’s standard terms of delivery are included in its contracts of sale or on its invoices.
Shipping and Handling—Freight costs that are billed to customers are included in “Net sales” in the Consolidated Statements of Operations. Shipping costs are incurred to move the Company’s products from production and storage facilities to the customer. Handling costs are incurred from the point the product is removed from inventory until it is provided to the shipper and generally include costs to store, move and prepare the products for shipment. Shipping and handling costs are recorded in “Cost of sales” in the Consolidated Statements of Operations.
Research and Development Costs—Funds are committed to research and development activities for technical improvement of products and processes that are expected to contribute to future earnings. All costs associated with research and development are charged to expense as incurred. Research and development and technical service expense was $72, $73 and $69 for the years ended December 31, 2014, 2013 and 2012, respectively, and is included in “Selling, general and administrative expense” in the Consolidated Statements of Operations.

Business Realignment Costs—The Company incurred “Business realignment costs” totaling $47, $21 and $35 for the years ended December 31, 2014, 2013 and 2012, respectively. For the year ended December 31, 2014, these costs primarily included expenses from the Company’s newly implemented restructuring and cost optimization programs (see Note 3), as well as costs for environmental remediation at certain formerly owned locations. For the year ended December 31, 2013, these costs primarily represent certain environmental expenses related to the Company’s productivity savings programs, as well as other minor headcount reduction programs. For the year ended December 31, 2012, these costs primarily represent expenses to implement productivity savings programs to reduce the Company’s cost structure and align manufacturing capacity with current volume demands, as well as other minor headcount reduction programs.
Pension Liabilities—Pension assumptions are significant inputs to the actuarial models that measure pension benefit obligations and related effects on operations. Two assumptions - discount rate and expected return on assets - are important elements of plan expense and asset/liability measurement. The Company evaluates these critical assumptions at least annually on a plan and country-specific basis. The Company periodically evaluates other assumptions involving demographic factors, such as retirement age, mortality and turnover, and updates them to reflect the Company's experience and expectations for the future. Actual results in any given year will often differ from actuarial assumptions because of economic and other factors.
Accumulated and projected benefit obligations are measured as the present value of future cash payments. The Company discounts those cash payments using the weighted average of market-observed yields for high quality fixed income securities with maturities that correspond to the payment of benefits. Lower discount rates increase present values and pension expense; higher discount rates decrease present values and pension expense.
To determine the expected long-term rate of return on pension plan assets, the Company considers current and expected asset allocations, as well as historical and expected returns on various categories of plan assets. In developing future return expectations for the principal benefit plans’ assets, the Company evaluates general market trends as well as key elements of asset class returns such as expected earnings growth, yields and spreads across a number of potential scenarios.
Income Taxes—The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial statement carrying amounts and the tax bases of the assets and liabilities.
Deferred tax balances are adjusted to reflect tax rates, based on current tax laws, which will be in effect in the years in which temporary differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized (see Note 14).
Unrecognized tax benefits are generated when there are differences between tax positions taken in a tax return and amounts recognized in the consolidated financial statements. Tax benefits are recognized in the consolidated financial statements when it is more likely than not that a tax position will be sustained upon examination. Tax benefits are measured as the largest amount of benefit that is greater than 50% likely of being realized upon settlement. The Company classifies interest and penalties as a component of tax expense.
Derivative Financial Instruments—The Company is a party to forward exchange contracts, foreign exchange rate swaps, interest rate swaps, natural gas futures and electricity forward contracts to reduce its cash flow exposure to changes in interest rates and natural gas and electricity prices. The Company does not hold or issue derivative financial instruments for trading purposes. All derivative financial instruments, whether designated as hedging relationships or not, are recorded in the Consolidated Balance Sheets at fair value. If a derivative financial instrument is designated as a fair-value hedge, the changes in the fair value of the derivative financial instrument and the hedged item are recognized in earnings. If the derivative financial instrument is designated as a cash flow hedge, changes in the fair value of the derivative financial instrument are recorded in “Accumulated other comprehensive loss” in the Consolidated Balance Sheets, to the extent effective, and are recognized in the Company’s Consolidated Statements of Operations when the hedged item impacts earnings. The cash flows from derivative financial instruments accounted for as hedges are classified in the same category as the item being hedged in the Consolidated Statements of Cash Flows. The Company documents effectiveness assessments in order to use hedge accounting at each reporting period.
Stock-Based Compensation—Stock-based compensation cost is measured at the grant date based on the fair value of the award which is amortized as expense over the requisite service period on a graded-vesting basis (see Note 12).
Transfers of Financial Assets—The Company executes factoring and sales agreements with respect to its trade accounts receivable to support its working capital requirements. The Company accounts for these transactions as either sales-type or financing-type transfers of financial assets based on the terms and conditions of each agreement. For the portion of the sales price that is deferred in a reserve account and subsequently collected, the Company’s policy is to classify the cash in-flows as cash flows from operating activities as the predominant source of the cash flows pertains to the Company’s trade accounts receivable. When the Company retains the servicing rights on the transfers of accounts receivable, it measures these rights at fair value, if material.
Concentrations of Credit Risk—Financial instruments that potentially subject the Company to concentrations of credit risk are primarily temporary investments and accounts receivable. The Company places its temporary investments with high quality institutions and, by policy, limits the amount of credit exposure to any one institution. Concentrations of credit risk for accounts receivable are limited due to the large number of customers in the Company’s customer base and their dispersion across many different industries and geographies. The Company generally does not require collateral or other security to support customer receivables.
Concentrations of Supplier Risk—The Company relies on long-term agreements with key suppliers for most of its raw materials. The loss of a key source of supply or a delay in shipments could have an adverse effect on its business. Should any of the suppliers fail to deliver or should any of the key long-term supply contracts be canceled, the Company would be forced to purchase raw materials at current market prices. The Company’s largest supplier provides approximately 10% of raw material purchases. In addition, several of the feedstocks at various facilities are transported through a pipeline from one supplier.
Subsequent Events—The Company has evaluated events and transactions subsequent to December 31, 2014 through March 10, 2015, the original date of issuance of its Consolidated Financial Statements. In connection with the re-issuance of its Consolidated Financial Statements, the Company has evaluated subsequent events through June 9, 2015, the date of re-issuance of its Consolidated Financial Statements.
Reclassifications—Certain prior period balances have been reclassified to conform with current presentations.
Recently Issued Accounting Standards
Newly Issued Accounting Standards
In May, 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Board Update No. 2014-09: Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”). ASU 2014-09 supersedes the existing revenue recognition guidance and most industry-specific guidance applicable to revenue recognition. According to the new guidance, an entity will apply a principles-based five step model to recognize revenue upon the transfer of promised goods or services to customers and in an amount that reflects the consideration for which the entity expects to be entitled in exchange for those goods or services. The guidance is effective for annual periods beginning after December 15, 2016, including interim periods within that reporting period and early application is not permitted. The Company is currently assessing the potential impact of ASU 2014-09 on its financial statements.
In August 2014, the FASB issued Accounting Standards Board Update No. 2014-15: Presentation of Financial Statements - Going Concern - Disclosures of Uncertainties about an entity's Ability to Continue as a Going Concern (“ASU 2014-15”). ASU 2014-15 provides new guidance related to management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards and to provide related footnote disclosures. This new guidance is effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. The requirements of ASU 2014-15 are not expected to have a significant impact on the Company’s financial statements.
Newly Adopted Accounting Standards
In November, 2014, the FASB issued Accounting Standards Board Update No. 2014-17: Business Combinations - Pushdown Accounting (“ASU 2014-17”). ASU 2014-17 provides an acquired entity with an option to apply pushdown accounting in its separate financial statements upon occurrence of an event in which an acquirer obtains control of the acquired entity. This new guidance became effective on November 18, 2014. The requirements of ASU 2014-17 did not have any impact on the Company’s financial statements.